EXHIBIT 10.3


                                          Lehman Brothers Special Financing Inc.
                                          c/o Lehman Brothers Inc.
                                          Capital Markets Contracts - Legal
                                          Legal Compliance and Audit Group
                                          1271 Avenue of the Americas
                                          New York, New York 10020



To: Wells Fargo Mortgage Backed Securities 2008-AR2 Trust (the "Trust" or the "Counterparty")
            Wells Fargo Bank, National Association,
            not individually, but solely as Master Servicer
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention:  Client Manager - WFMBS 2008-AR2

From:       Lehman Brothers Special Financing Inc.
Date:       February 28, 2008
Reference:  Global 3599957 (the Class A-1 and Class A-IO Certificates)


                         Interest Rate Cap Confirmation
                         ------------------------------

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation, the ISDA Form or the 2000 Definitions shall have the respective meanings assigned in the Pooling and Servicing Agreement, to be dated as of February 28, 2008, among Wells Fargo Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, in its capacity as Master Servicer (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Pooling and Servicing Agreement. In this Confirmation, "Party A" means Lehman Brothers Special Financing Inc. and "Party B" means the Counterparty.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation, together with the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) (the "ISDA Form"), shall supplement, form part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law) as governing law, the election of Loss and Second Method for purposes of Section 6(e) of the ISDA Form, U.S. Dollars as the Termination Currency and the additional material set forth in this Confirmation) on the Trade Date.

The terms of the particular Transaction to which this Confirmation relates are as follows:


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                                   TRADE DETAILS
--------------------------------------------------------------------------------

Party A:                           Lehman Brothers Special Financing Inc.
--------------------------------------------------------------------------------

Party B:                           Counterparty
--------------------------------------------------------------------------------

Type of Transaction:               Rate Cap
--------------------------------------------------------------------------------

Notional Amount:                   USD 175,893,000.00 for the initial
                                   Calculation Period and with respect to each Calculation Period thereafter, the Principal
                                   Balance of the Class A-1 Certificates on the day prior to the last day of such Calculation
                                   Period.

                                   The CUSIP number of the Class A-1
                                   Certificates is: 94985U AA3

                                   The Principal Balance of the Class A-1
                                   Certificates shall be published on the
                                   monthly statement to certificate holders on
                                   the internet website http://www.ctslink.com.
                                   If such report does not appear on the
                                   internet website referenced above, the
                                   Principal Balance of the Class A-1
                                   Certificates can be obtained by contacting
                                   the Master Servicer's customer relations desk at (866) 846-4526.
--------------------------------------------------------------------------------

Trade Date:                        February 28, 2008
--------------------------------------------------------------------------------

Effective Date:                    February 25, 2008
--------------------------------------------------------------------------------

Termination Date:                  December 25, 2017; subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention.
--------------------------------------------------------------------------------

Fixed Amounts:
--------------------------------------------------------------------------------

Fixed Rate Payer:                  Lehman Brothers Inc., on behalf of the
                                   Counterparty

Fixed Amount:                      By its execution hereof and with effect from
                                   the Trade Date above Party A irrevocably
                                   acknowledges receipt of all agreed
                                   consideration from Party B in respect of this
                                   Transaction.
--------------------------------------------------------------------------------

Floating Amounts:
--------------------------------------------------------------------------------

Floating Rate Payer:               Lehman Brothers Special Financing Inc.

Cap Rate:                          5.70%

Floating Rate Payer Period End     The 25th calendar day of each month during
Date(s):                           the Term of this  Transaction, commencing
                                   March 25, 2008, subject to adjustment in accordance with the Following Business Day
                                   Convention.

Floating Rate Payer Payment        Early Payment shall be applicable. One (1)
Date(s):                           Business Day preceding each Floating Rate
                                   Payer Period End Date.

Floating Rate Option:              USD-LIBOR-BBA; provided, however, that for
                                   the purposes of this Confirmation only,
                                   Section 7.1(w)(xvii) and (xx) of the 2000
                                   Definitions shall be amended and restated so that any references therein to "two London
                                   Banking Days" shall be amended to read "two
                                   London and New York Banking Days".

Floating Rate Day Count Fraction:  Actual / 360

Designated Maturity:               1 Month

Reset Dates:                       The first day in each Calculation Period

Compounding:                       Inapplicable

--------------------------------------------------------------------------------

Business Days:                     Any day other than (i) a Saturday or a
                                   Sunday, or (ii) a legal holiday in the City
                                   of New York, State of Iowa, State of Maryland
                                   or State of Minnesota or (iii) a day on which
                                   banking institutions in the City of New York,
                                   or the State of Iowa, State of Maryland or
                                   State of Minnesota are authorized or
                                   obligated by law or executive order to be
                                   closed.
--------------------------------------------------------------------------------

Calculation Agent:                 Party A
--------------------------------------------------------------------------------

Governing Law:                     The Transaction and this Confirmation will be
                                   governed by and construed in accordance with
                                   the laws of the State of New York (without
                                   reference to choice of law doctrine except
                                   Section 5-1401 and Section 5-1402 of the New
                                   York General Obligation Law)
--------------------------------------------------------------------------------

                                   ACCOUNT DETAILS
--------------------------------------------------------------------------------

Payments to Lehman Brothers        JPMorgan Chase Bank, New York
Special Financing Inc.:            ABA #: 021000021
                                   Acct #: 066-143543
                                   Acct. Name: Lehman Brothers Special Financing
                                   Inc.
--------------------------------------------------------------------------------

Payments to the Counterparty:      Wells Fargo Bank, National Association
                                   ABA #: 121000248
                                   Acct #: 3970771416
                                   Acct. Name: SAS Clearing
                                   Ref:  For Further Credit 53194601,
                                   WFMBS 2008-AR2 Yield Maintenance Account
--------------------------------------------------------------------------------

                                   OFFICES
--------------------------------------------------------------------------------

Lehman Brothers Special            Address for Notices:
Financing Inc.:                    -------------------
                                   Lehman Brothers Special Financing Inc.
                                   c/o Lehman Brothers Inc.
                                   Capital Markets Contracts - Legal
                                   Legal Compliance and Audit Group
                                   1271 Avenue of the Americas
                                   New York, New York 10020
                                   Attention:  Documentation Manager
                                   Tel: (212) 526-7187
                                   Fax: (212) 526-7672
--------------------------------------------------------------------------------

Counterparty:                      Address for Notices:
                                   -------------------
                                   Wells Fargo Bank, National Association
                                   9062 Old Annapolis Road
                                   Columbia, Maryland 21045
                                   Attention:  Client Manager -WFMBS 2008-AR2
                                   Tel: (410) 884-2000
                                   Fax: (410) 715-2380
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Miscellaneous Provisions with respect to the ISDA Form

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a)   "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

      Section 5(a)(v):  None;
      Section 5(a)(vi):  None;
      Section 5(a)(vii):  None;
      Section 5(b)(iv):  None;

      and in relation to Party B for the purpose of this Agreement:

      Section 5(a)(v):  None;
      Section 5(a)(vi):  None;
      Section 5(a)(vii):  None;
      Section 5(b)(iv):  None.

(b) "Specified Transaction" shall have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be applicable to Party A and inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement are hereby amended as follows: "(2) becomes insolvent or is unable to pay its debts (other than payments due to holders of its subordinate certificates) or fails or admits in writing its inability generally to pay its debts (other than payments to holders of its subordinate certificates) as they become due;".

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B; provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), and the Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of
Section 6(a) will apply; provided, however, that this proviso shall only apply with respect to an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, Section 5(a)(vii)(8), if the proceeding is instituted by, or the relevant petition is presented to a court or other authority in the jurisdiction where the Defaulting Party is incorporated.

If an Early Termination Date has occurred under Section 6(a) of the Agreement as a result of Automatic Early Termination, and if the Non-defaulting Party determines that it has either sustained or incurred a loss or damage or benefited from a gain in respect of any Transaction, as a result of movement in interest rates, currency exchange rates, other relevant rates or market quotations between the Early Termination Date and the date upon which the Non-defaulting Party first becomes aware that such Event of Default has occurred under Section 6(a) of the Agreement, then without any duplication (i) the amount of such loss or damage shall be added to the amount due by the Defaulting Party or deducted from the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement); or (ii) the amount of such gain shall be deducted from the amount due by the Defaulting Party or added to the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement).

(k)   Payments on Early Termination. For the purpose of Section 6(e) of the
Agreement:

      (i)   Loss will apply.

      (ii)  The Second Method will apply.

(l)   "Termination Currency" means United States Dollars.

3) Tax Representations.

   Payer Tax Representations. For the purpose of Section 3(e), the Lehman Brothers Special Financing Inc. makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

   Lehman Brothers Special Financing Inc. Payee Tax Representations. For the purpose of Section 3(f), Lehman Brothers Special Financing Inc. makes the following representations:

      Lehman Brothers Special Financing Inc. is a corporation organized under the laws of the State of Delaware and its U.S. tax payer identification number is 11-2751029.

   Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

      Counterparty represents that it is a trust formed under the Pooling and Servicing Agreement and is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

4) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------------- --------------------------------------

  Party required to deliver document          Form/Document/ Certificate            Date by which to be delivered
---------------------------------------- -------------------------------------- --------------------------------------
Lehman Brothers Special Financing Inc.   Any document required or reasonably    Promptly after the earlier of
                                         requested to allow Party B to make     (i) reasonable demand by Party B or
                                         payments under this Agreement          (ii) learning that such form or
                                         without any deduction or withholding   document is required.
                                         for or on the account of any Tax or
                                         with such deduction or withholding
                                         at a reduced rate.
---------------------------------------- -------------------------------------- --------------------------------------

(2)   Other documents to be delivered are:

------------------------------- ------------------------------ ---------------------------- ----------------------------
  Party required to deliver                                        Date by which to be        Covered by Section 3(d)
          document              Form/Document/ Certificate              delivered                 Representation
------------------------------- ------------------------------ ---------------------------- ----------------------------
Counterparty                    An opinion of                  Effective Date               No
                                Counterparty's counsel
                                addressed to Lehman
                                Brothers Special Financing
                                Inc. in form and substance
                                reasonably acceptable to
                                Lehman Brothers Special
                                Financing Inc.
------------------------------- ------------------------------ ---------------------------- ----------------------------
Lehman Brothers Special         An opinion of Lehman           Effective Date               No
Financing Inc.                  Brothers Special Financing
                                Inc.'s counsel addressed to
                                Counterparty in form and
                                substance reasonably
                                acceptable to Counterparty.
------------------------------- ------------------------------ ---------------------------- ----------------------------
Lehman Brothers Special         A certificate of an            Effective Date               Yes
Financing Inc. and the          authorized officer of the
Counterparty                    party (except with respect
                                to Party B, from the Master
                                Servicer), as to the
                                incumbency and authority of
                                the respective officers of
                                the party signing this
                                Agreement, any relevant Credit
                                Support Document, or any
                                Confirmation, as the case may
                                be.
------------------------------- ------------------------------ ---------------------------- ----------------------------
Counterparty                    The Pooling and Servicing      Within 30 days of            Yes
                                Agreement                      February 28, 2008.
------------------------------- ------------------------------ ---------------------------- ----------------------------


5) Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Lehman Brothers Special Financing
      Inc.:

            Address: Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc.
                        Capital Markets Contracts - Legal
                        Legal Compliance and Audit Group
                        1271 Avenue of the Americas
                        New York, New York 10020
                        Attention:  Documentation Manager

            Facsimile:  (212) 526-7187
            Telephone:  (212) 526-7672

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    Wells Fargo Bank, National Association
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045
                        Attention:  Client Manager - WFMBS 2008-AR2

            Telephone:  (410) 884-2000
            Facsimile:  (410) 715-2380

(b)   Process Agent. For the purpose of Section 13(c):

            Lehman Brothers Special Financing Inc. appoints as its
            Process Agent:          Not Applicable

            The Counterparty appoints as its
            Process Agent:          Not Applicable

(c)   Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Lehman Brothers Special Financing Inc. is not a Multibranch Party.

      Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Lehman Brothers Special Financing Inc.

(f) Credit Support Document. In respect of Party A: the Guarantee of Party A's Credit Support Provider.

(g)   Credit Support Provider.

      Lehman Brothers Special Financing Inc.:  Lehman Brothers Holdings Inc.

      Counterparty:  Not Applicable

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(k) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement.

6) Additional Representations:

Subject to Section 7(b) of this Confirmation, each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

(a) Non-Reliance. Lehman Brothers Special Financing Inc. is acting for its own account and Wells Fargo Bank, National Association is acting as Master Servicer for the Trust under the Pooling and Servicing Agreement and not for its own account. Each party has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c) Status of Parties. The other party is not acting as an agent, fiduciary for or an adviser to it in respect of the Transaction.

(d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

(e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

7) Other Provisions:

(a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) (other than Section (a)(vii)) of the Agreement with respect to Party B or any Credit Support Provider or Specified Entity of Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(b) Master Servicer Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not individually or personally but solely as Master Servicer of the Trust under the Pooling and Servicing Agreement pursuant to which the Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein,
(ii) each of the representations, undertakings and agreements by Wells Fargo Bank, National Association is made and intended not as a personal representation, undertaking or agreement of Wells Fargo Bank, National Association, but solely for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability upon Wells Fargo Bank, National Association, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

(c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates, provided that nothing herein will preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding pertaining to Party B after it has been commenced.

(d) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Section 2(c) or 6(e) of this Agreement.

(e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(f)   Additional Termination Events.

      The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party:

            (i) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (B) Party A has not, within 30 days after receipt of a 10% Disclosure Request complied with the provisions set forth in clauses (ii) and (iii) of Paragraph 7(g) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request (as defined below) is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses
      (ii) and (iii) of Paragraph 7(g) below within 3 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (ii) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses (iv) and (v) of Paragraph 7(g) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Paragraph 7(g) below within 3 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(g)   Compliance with Regulation AB

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eight (8) percent or more but less than eighteen (18) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

      (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure, (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iv) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York
      Law) in an amount sufficient to reduce the "significance percentage" (determined by the Depositor) below the requirements of Item 1115(b)(1) of Regulation AB. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act. For the purpose of this Section 7(g)(iii) and subject to the provisions of this Section 7(g)(iii), notwithstanding
      Section 7 of the ISDA Form, no consent of Party B will be required for an assignment of this Agreement by Party A pursuant to clause (ii) of this
      Section 7(g)(iii).

      (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eighteen (18) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in
      Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

      (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure, (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iv) deliver collateral pursuant to an ISDA Credit Support Annex (subject to New York
      Law) in an amount sufficient to reduce the "significance percentage" (determined by the Depositor) below the requirements of Item 1115(b)(2) of Regulation AB. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act. For the purpose of this Section 7(g)(v) and subject to the provisions of this Section 7(g)(v), notwithstanding Section 7 of the ISDA Form, no consent of Party B will be required for an assignment of this Agreement by Party A pursuant to clause (ii) of this
      Section 7(g)(v).

The time of dealing will be confirmed by Lehman Brothers Special Financing Inc. upon written request. Lehman Brothers Special Financing Inc. is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding by signing in the space provided below and faxing the signed copy to Kathy Tsang, Lehman Brothers Special Financing Inc. at (646) 885-9551. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                     For and on behalf of
LEHMAN BROTHERS SPECIAL FINANCING INC.   Wells Fargo Mortgage Backed Securities
                                         2008-AR2 Trust

                                         By: Wells Fargo Bank, National
                                             Association, not individually, but
                                             solely as Master Servicer



   /s/ Anatoly Kozlov                       /s/ Stacey M. Taylor
---------------------------------------- ---------------------------------------
NAME:  Anatoly Kozlov                    NAME:  Stacey M. Taylor
TITLE: Authorized Signatory              TITLE: Vice President